© 2023 Materion Corporation March 2023 Materion A Global Leader in Advanced Materials Solutions 1

Forward-Looking Statements and Non-GAAP Financial Information 2 These slides contain (and the accompanying oral discussion will contain, where applicable) “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the results expressed or implied by these statements, including, but not limited to, our ability to successfully consummate the acquisition of HCS-Electronic Materials; our ability to achieve the strategic and other objectives related to the proposed acquisition of HCS-Electronic Materials, including any expected synergies; our ability to successfully integrate the HCS-Electronic Materials business and other such acquisitions and achieve the expected results of the acquisition, the ultimate impact of the COVID-19 pandemic on our business, results of operations, financial condition, and liquidity; the global economy, including the impact of tariffs and trade agreements; the condition of the markets which we serve, whether defined geographically or by segment; changes in product mix and the financial condition of customers; our success in developing and introducing new products and new product ramp-up rates; our success in passing through the costs of raw materials to customers or otherwise mitigating fluctuating prices for those materials, including the impact of fluctuating prices on inventory values; our success in implementing our strategic plans and the timely and successful completion and start-up of any capital projects; other financial and economic factors, including the cost and availability of raw materials (both base and precious metals), physical inventory valuations, metal financing fees, tax rates, exchange rates, interest rates, pension costs and required cash contributions and other employee benefit costs, energy costs, regulatory compliance costs, the cost and availability of insurance, credit availability, and the impact of the Company’s stock price on the cost of incentive compensation plans; the uncertainties related to the impact of war, terrorist activities, and acts of God; changes in government regulatory requirements and the enactment of new legislation that impacts our obligations and operations; the conclusion of pending litigation matters in accordance with our expectation that there will be no material adverse effects; the disruptions on operations from, and other effects of, catastrophic and other extraordinary events including the COVID-19 pandemic; and other risk factors disclosed in periodic reports filed with the Securities and Exchange Commission. Consequently, these forward-looking statements should be regarded as the Company’s current plans, estimates, and beliefs. It is not possible for the Company to identify the amount or significance of future adjustments associated with potential insurance and litigation claims, legacy environmental costs, acquisition and integration costs, certain income tax items, or other non-routine costs that the Company adjusts in the presentation of adjusted earnings guidance. These items are dependent on future events that are not reasonably estimable at this time. To supplement our consolidated financial statements presented in accordance with GAAP, the company considers certain financial measures that are not prepared in accordance with GAAP, including value-added sales (VA sales), adjusted earnings before interest and taxes (EBIT), adjusted earnings before interest and taxes depreciation and amortization (EBITDA), adjusted net income, adjusted earnings per diluted share and net debt (cash). The company uses these non-GAAP financial measures, in addition to GAAP financial measures, to evaluate our operating and financial performance and to compare such performance to that of prior periods and to the performance of our competitors. Also, the company uses these non-GAAP financial measures in making operational and financial decisions and in establishing operational goals. The company also believes providing these non-GAAP financial measures to investors, as a supplement to GAAP financial measures, helps investors evaluate our operating and financial performance and trends in our business, consistent with how management evaluates such performance and trends. The company also believes these non-GAAP financial measures may be useful to investors in comparing its performance to the performance of other companies, although its non-GAAP financial measures are specific to the company and the non-GAAP financial measures of other companies may not be calculated in the same manner. For more information on Non-GAAP measures, please refer to the Appendix.

3 Outline i. Materion Overview ii. Segment Overview iii. Growth Drivers iv. Financial Overview v. Appendix

© 2021 Materion Corporation4 i. Materion Overview

5 Snapshot 44% 31% 24% 1% United States Asia Europe All Other Headquarters Cleveland, OH 2022 Revenue $1.76B 2022 Value-Added Sales1 $1.11B 2022 Adj. EBITDA Margin1 17.6% Countries of Operation 13 Manufacturing Facilities 28 Global Employees ~3,700 53% 37% 10% Performance Materials Electronic Materials Precision Optics BY SEGMENT BY GEOGRAPHY • Global leader in high-performing advanced materials • Strong positions in growing markets delivering innovative solutions to solve customers’ most complex technical challenges Value-Added (VA) Sales1Overview 1Non-GAAP. Refer to the Appendix for VA Sales detail.

6 Accelerating Our Transformation Where We Were (Before 2017) Where We Have Been (2017 – 2022) Where We Are Going (2023+) • Origins as a mining and metals- focused producer in 1931 • Strong heritage of beryllium expertise • Strategic acquisitions broadened portfolio, creating the foundation for Electronic Materials and Precision Optics segments • Becoming a global leader in advanced materials solutions through organic initiatives and strategic acquisitions • Implementing operating model focused on driving profitable growth • Increasing investment in R&D fueling innovation; significantly expanding growth pipeline through customer collaborations • Transforming financial profile, doubling margins and returns • Accelerating global leadership in advanced materials solutions for evolving growth megatrends • Delivering step-change organic and inorganic growth initiatives, driving transformative profitable growth • Investing to deliver next-gen solutions to support customer roadmaps • Driving above-market top line growth and 20% EBITDA margins, with strong ROIC

7 Creating Shareholder Value Becoming a global leader in high-performing advanced materials serving diverse and attractive markets well aligned with megatrends, while building on our beryllium heritage Experienced leadership team establishing operating model to drive execution and greater value for all stakeholders Creating robust organic pipeline with investments in R&D as we focus on developing innovative solutions for our customers Leveraging strong cash flow and deploying a disciplined, strategic approach toward profitable organic and inorganic growth opportunities $2.47 $5.27 2018 2022 ADJ. EPS1 $711 $1,114 2018 2022 VA SALES1 ($M) Proven Financial Results +20.9% CAGR+11.9% CAGR 1Non-GAAP. Refer to the Appendix for VA Sales detail.

8 Materion Operating Model Enables Value Creation Developing a High Performance-based Culture to Drive Shareholder Value DigitalInnovation Operational Excellence Commercial Excellence Programmatic M&A Value Levers: Strengthen, Build And Grow

Unifying Culture Drives Our Performance 9 OUR VISION OUR VALUES Be the partner of choice for our customers’ advanced materials needs that fuel imagination, performance and sustainable competitive advantage. Safety Ethics Social Responsibility Collaboration Diversity & Inclusion OUR PURPOSE We push the boundaries of innovation to enable breakthrough solutions that move the world forward.

© 2021 Materion Corporation10 ii. Segment Overview

Integrated Operating Segments 11 Performance Materials A leading global supplier of high- performance specialty metals, alloys and other advanced materials that enable next-gen technologies • Global leader in Beryllium-based technologies leveraging fully integrated supply chain • A market leader in high-performance precision bonded and cladded materials Electronic Materials A world-leading supplier of thin-film deposition materials, microelectronic components, and inorganic chemicals • Leading supplier of tantalum, precious metal and metal alloy targets serving the semiconductor market • Global leader of Physical Vapor and Atomic Layer Deposition solutions Precision Optics Globally recognized leader in customized optical thin-film coatings and components for the photonics industry • Leading manufacturer of precision thin-film coatings, optical filters and projection displays • Optical coating solutions across the wavelength spectrum Value-Added (VA) Sales1 BY END  MARKET $590M $413M $114M BY END  MARKET BY END  MARKET Semiconductor Consumer Electronics Energy Telecom & Data Center Aerospace & Defense Industrial Other Automotive 1Non-GAAP. Refer to the Appendix for VA Sales detail.

12 • Beryllium & beryllium-containing materials • Clad metals • High-performance alloys • Metal matrix composites • Technical ceramics • High-performance machined parts • Continue to drive profitable growth and increased capability through customer partnerships • Provide our customers with high-value, high-performance solutions which enable the advancement of technology • Execute on growing new business pipeline aligned with megatrends • Develop new technology-based applications in emerging markets and geographies leveraging our core technical strengths End Markets Industrial Telecom & Data Center Automotive Energy Aerospace & Defense $425.5 $589.5 $77.1 18.1% $132.0 22.4% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% $- $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 2018 2022 Product Overview Strategic Initiatives VA Sales and Adj EBITDA Margin1 Performance Materials Segment Overview VA Sales and Adj EBITDA Margin1. IT argin1 1Non-GAAP. VA Sales and Adj. EBITDA represented in millions. Refer to the Appendix for VA Sales detail.

End Markets Semiconductor Automotive Energy Other – Medical Industrial 13 • Electronic deposition materials • Electric vehicle battery materials • Electronic components • Inorganic chemicals • Specialty materials • Enhance semiconductor presence through deposition material portfolio • Continue capturing synergies from HCS acquisition • Expand global manufacturing capabilities • Further broaden the portfolio through programmatic, disciplined M&A • Accelerate position in next-generation battery materials for EVs Product Overview Strategic Initiatives Electronic Materials Segment Overview VA Sales and Adj. EBITDA Margin1 $195.8 $412.8 $30.9 15.8% $76.0 18.4% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 $400.0 $450.0 $500.0 2018 2022 1Non-GAAP. VA Sales and Adj. EBITDA represented in millions. Refer to the Appendix for VA Sales detail.

14 • Precision filters and optical coatings • Hyperspectral filter arrays • Wafer level & patterned coatings • Optical assemblies • Engineered thin films • Projection display components • Align the portfolio to key global megatrends and focus on a market-driven growth strategy • Utilize technical engineering expertise to develop next-generation solutions for customers • Leverage global footprint to accelerate development and execution of new business pipeline Product Overview Strategic Initiatives VA Sales and Adj. EBITDA Margin1 16.8% 17.0% 17.2% 17.4% 17.6% 17.8% 18.0% End Markets Industrial Aerospace & Defense Other – Medical Automotive Consumer Electronics $94.2 $113.6 $17.8 18.9% $14.0 12.3% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 $200.0 2018 2022 Precision Optics Segment Overview 1Non-GAAP. VA Sales and Adj. EBITDA represented in millions. Refer to the Appendix for VA Sales detail.

© 2021 Materion Corporation iii. Growth Drivers 15

End Markets Served through Materion Operating Model

End Market	2022 VA Sales[1]	Trends / How We Win	Operating Segment
Semiconductor	30%	• Partnering with leading global semiconductor manufacturers • A top producer of deposition materials for microelectronic applications	EM, PM, PO
Industrial	19%	• Increase in global construction driving demand for nickel beryllium alloys • Broadening customer reach with unique and diverse solutions	PM, PO, EM
Aerospace & Defense	11%	• Content per build continues to grow as products are designed in to more applications • Significant growth as next-gen technology gains traction	PM, PO, EM
Automotive	7%	• Electronic content per car growing exponentially • Positioned on several automotive systems for both EV and ICE	PM, PO, EM
Energy	7%	• Oil & gas market growing, driving demand for advanced materials used in E&P • Continued growth in smart glass applications as new uses emerge	PM, EM
Consumer Electronics	6%	• Proliferation of electronic devices driving need for more materials • Advanced capabilities drive complex manufacturing and need for specialized materials	PM, PO, EM
Telecom & Data Center	5%	• Strong connector demand driven by increasing 5G deployments paired with our worldwide footprint / market penetration	PM, EM

Operating Segments Aligned with Global Growth Megatrends: Connectivity, Advanced Mobility, Clean Energy

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[1]Non-GAAP. Refer to the Appendix for detail.

17 Materion: Unique Competitive Advantages Building Long-term Relationships We work with our customers to understand their current and future challenges… …Applying our core competencies and expertise… …To develop advanced materials with differentiated performance characteristics… …That enable solutions supporting global growth megatrends Customer Technology & Product Roadmaps Materials Science Compositional Synthesis Applications and Process Know-How • Exceptional performance at extreme conditions • High-purity materials for demanding applications • Superior thermal and electrical conductivity • Highest-precision light management and sensing • Unparalleled mechanical properties Connectivity Advanced Mobility Clean Energy

Accelerating Organic Outgrowth with Key Investments

Partnerships with Our Customers Drive Continued Market Outgrowth

Precision Clad Strip	Next Generation Battery Tech	Clean Energy Partnership	Clean Energy Partnership	Critical Space Application
~$125M Investments	**~$7M Investment**	**~$2M Investment**	**~$15M Investment**	**~$10M Initial Order**
Precision Clad Strip phase one investment complete; phase two expansion on track for 2024 start up	Partnership with leading battery manufacturer for development of NextGen battery solutions	Jointly commissioned a Molten Salt Purification Plant with Kairos Power for use in clean energy production	Customer-funded initiative to supply critical materials for clean energy power generation	3-year material supply agreement to support the development of space propulsion systems
				

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© 2021 Materion Corporation19 iv. Financial Overview

20 Improving Financial Profile By Growing Value-Added Sales $102 $127 $98 $144 $196 14% 18% 15% 17% 18% 0 50 100 150 200 250 2018 2019 2020 2021 2022 ADJ. EBITDA1 AND MARGIN Adj. EBITDA ($M) Adj. EBITDA % $711 $704 $640 $830 $1,114 2018 2019 2020 2021 2022 VA SALES1 ($M) $2.47 $3.39 $2.13 $4.06 $5.27 2018 2019 2020 2021 2022 ADJ. EPS1 Financial Results Driving Continued Record Performance 1Non-GAAP. Refer to the Appendix for detail. + 11.9% CAGR + 20.9% CAGR + 17.7% CAGR

21 Disciplined Capital Deployment Opportunistic share repurchases Complementary products / technologies Disciplined capital budgeting process Invest in new products, facilities and productivity projects Maintain financial discipline Dividends increased in 10 consecutive years $34 $27 $67 $103 $78$76 $97 $101 $90 $116 2018 2019 2020 2021 2022 CASH FLOW ($M) CapEx OCF $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 DIVIDENDS PER SHARE Capital Deployment

22 Strong Balance Sheet Fuels Value-Creating Capital Allocation ($M) 2021 2022 Total Debt $449.8 $431.9 Cash & Cash Equivalents $14.5 $13.1 Net Debt (Cash) $435.3 $418.8 TTM Adjusted EBITDA $143.6 $196.0 Net Debt (Cash)/TTM Adj. EBITDA 3.0x 2.1x Board authorization in place for up to $50M worth of share buyback with $8.3M remaining Leverage at the midpoint of our target range of 1.5x – 3x Meaningful available liquidity to support growth initiatives; approximately $185 million available on existing credit facility1 Committed to growing quarterly cash dividend 1As of 12/31/2022.

© 2021 Materion Corporation23 v. Appendix

5-Year Revised* Value-Added (VA) Sales

Total Company VA Sales Reconciliation

	2018	2019	2020	2021	2022
Selected Items					
Net Sales	$1,207.8	$1,185.4	$1,176.3	$1,510.6	$1,757.1
Pass-through cost, as reported	468.8	458.6	511.1	650.9	613.5
VA Sales, as reported	739.0	726.8	665.2	859.7	1,143.6
Additional pass-through cost	27.9	22.3	25.0	30.1	29.2
VA Sales, revised	**$711.0**	**$704.4**	**$640.1**	**$829.6**	**$1,114.4**

Electronic Materials (EM) VA Sales Reconciliation

	2018	2019	2020	2021	2022
Selected Items					
Net Sales	$586.6	$573.8	$670.9	$866.8	$971.9
Pass-through cost, as reported	362.9	356.5	450.4	577.7	529.9
VA Sales, as reported	223.7	217.3	220.5	289.1	442.0
Additional pass-through cost	27.9	22.3	25.0	30.1	29.2
VA Sales, revised	**$195.8**	**$194.9**	**$195.5**	**$259.0**	**$412.8**

*Value-added sales is a non-GAAP financial measure that removes the impact of pass-through metal costs and allows for analysis without the distortion of the movement or volatility in metal prices and changes in mix due to customer-supplied material. The value-added sales amounts in the table above have been revised from previously reported amounts to better reflect the value of intercompany precious metal transactions. There is no impact to any of the previously reported US GAAP figures or any other adjusted figures, outside of value-added sales.

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2021 & 2022 Quarterly Revised* Value-Added (VA) Sales

Total Company VA Sales Reconciliation								
	Q1 '21	Q2 '21	Q3 '21	Q4 '21	Q1 '22	Q2 '22	Q3 '22	Q4 '22
Selected Items								
Net Sales	$354.4	$371.0	$388.0	$397.2	$449.0	$445.3	$428.2	$434.6
Pass-through cost, as reported	155.8	163.1	172.2	159.8	182.2	168.1	137.8	125.4
VA Sales, as reported	198.6	207.9	215.8	237.4	266.8	277.2	290.4	309.2
Additional pass-through cost	5.8	7.5	9.7	7.2	7.7	8.4	6.9	6.2
VA Sales, revised	**$192.8**	**$200.4**	**$206.1**	**$230.2**	**$259.1**	**$268.8**	**$283.5**	**$303.0**

Electronic Materials (EM) VA Sales Reconciliation								
	Q1 '21	Q2 '21	Q3 '21	Q4 '21	Q1 '22	Q2 '22	Q3 '22	Q4 '22
Selected Items								
Net Sales	$204.7	$213.1	$220.7	$228.3	$270.8	$261.0	$230.8	$209.3
Pass-through cost, as reported	141.7	146.2	151.0	138.8	160.9	146.8	116.9	105.3
VA Sales, as reported	63.0	66.9	69.7	89.5	109.9	114.2	113.9	104.0
Additional pass-through cost	5.8	7.5	9.7	7.1	7.7	8.4	6.9	6.2
VA Sales, revised	**$57.2**	**$59.4**	**$60.0**	**$82.4**	**$102.2**	**$105.8**	**$106.9**	**$97.9**

*Value-added sales is a non-GAAP financial measure that removes the impact of pass-through metal costs and allows for analysis without the distortion of the movement or volatility in metal prices and changes in mix due to customer-supplied material. The value-added sales amounts in the table above have been revised from previously reported amounts to better reflect the value of intercompany precious metal transactions. There is no impact to any of the previously reported US GAAP figures or any other adjusted figures, outside of value-added sales.

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